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                                                                   Exhibit 10.26


                    LOUISIANA GUARANTEED STUDENT LOAN PROGRAM
                             PARTICIPATION AGREEMENT

THIS AGREEMENT is entered into as of the 30th day of January, 2002, by and between Louisiana Student Financial Assistance Commission ("LASFAC") and Student Loan Finance Corporation and Subsidiaries (U.S. Bank, Trustee) ("Participant").

                                   WITNESSETH

WHEREAS, LASFAC has entered into a reinsurance agreement with the U.S. Secretary of Education pursuant to Title IV, Part B of the Higher Education Act of 1965, as amended (the "Act"); and

WHEREAS, Participant wishes to participate in a program of loans for students attending schools in Louisiana or who are residents of the State of Louisiana under Title IV, Part B of the Act; and

WHEREAS, LASFAC has determined that Participant is eligible and qualifies under the provisions of the Act and U.S. Department of Education's regulations and LASFACs rules, regulations, and policies;

WHEREAS, Participant has full power and authority to contract for the performance of such guarantee services, qualifies as an "eligible lender", "eligible holder", "eligible servicer", or "eligible school" under the Act for the making of Eligible Student Loans and is prepared to engage in the transactions contemplated by this Agreement;

NOW, THEREFORE, it is agreed by and between LASFAC and Participant in consideration of the foregoing premises and the mutual covenants contained in this Agreement, and of other good and valuable consideration, the receipt of which is hereby acknowledged, LASFAC and Participant agree as follows:

ARTICLE I   DEFINITIONS

As used herein, the following words will have the meanings respectively indicated:

"Act" means Part B of Title IV of the Higher Education Act of 1965 (20 U.S.C. 1071 et. seq.) as amended and in effect from time to time, or any successor enactment thereto, and the effective Regulations promulgated thereunder and any binding directive issued in writing by the U.S. Department of Education and communicated to Participant or LASFAC.

"Agreement" means this Agreement to participate in the Louisiana Guaranteed Student Loan Program between LASFAC and the Participant and any amendments thereto.

"Borrower" means an Eligible Borrower who is the maker of a Note and who obtains a loan in accordance with the Act, Regulations, the Policies, and this Agreement.

"Louisiana Guaranteed Student Loan Program" means the official procedures and Policies communicated to the Participant in writing for implementing and maintaining each Eligible

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Student Loan Guaranteed under the provisions of the Act, applicable law and
Regulations, the Policies, and as otherwise agreed to in writing by and between the Participant and LASFAC in accordance with this Agreement.

"Default" means with respect to any Note, the occurrence of any event which shall constitute a default under the terms of the Act.

"Eligible Borrower" means an "eligible borrower" as described in the Act, the Regulations, and the Policies.

"Eligible Student Loan" means an education loan eligible for federal reinsurance as described in the Act, applicable Regulations, and the Policies.

"Federal Reinsurance means the risk assumed by the Federal government as set forth in the Act and the Regulations.

"Guarantee" means a commitment by LASFAC to purchase loans of the Participant in the amount of outstanding principal and unpaid accrued interest at the maximum allowable percentage for each loan eligible for Federal Reinsurance under the Act, the Regulations, and the Policies, provided that the loan is made under the Act, Regulations, and the Policies in effect from the date of this Agreement, upon submission by the Participant of a valid claim and supporting documentation in accordance with the Act, the Regulations, the Policies, and this Agreement.

"Limitation" means an action taken by LASFAC which restricts the Participant's participation in the Louisiana Guaranteed Student Loan Program.

"Note" means a promissory note of a Borrower for an Eligible Student Loan or Loans set forth upon the appropriate form approved by the U.S. Secretary of Education or LASFAC, which note meets the criteria set forth in the Policies, the Regulations, and the Act.

"Policies" means the rules, regulations, and policies adopted by LASFAC describing the administration of the Federal Family Education Loan Program, including any subsequently issued official written notices.

"Regulations" means U.S. Department of Education regulations promulgated pursuant to the Act.

"Suspension" means the temporary ineligibility of the Participant to participate in the Louisiana Guaranteed Student Loan Program.

"Termination" means the removal of the Participant from participation in the Louisiana Guaranteed Student Loan Program.

ARTICLE II   PROGRAM ADMINISTRATION

A. By this Agreement, LASFAC and Participant agree to participate in the Louisiana Guaranteed Loan Program as follows:

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1.   In the event Participant is a lender, holder, or servicer, Participant agrees to make or purchase Eligible Student Loans or cause Eligible Student Loans to be made or purchased only with respect to Eligible Borrowers pursuant to the terms of the Louisiana Guaranteed Student Loan Program;

2. In the event Participant is a school, Participant agrees to make or certify Eligible Student Loans only with respect to Eligible Borrowers pursuant to the terms of the Louisiana Guaranteed Student Loan Program;

3. LASFAC agrees to Guarantee Eligible Student Loans eligible for Guarantee under the terms of the Louisiana Guaranteed Student Loan Program; and

B. An Eligible Student Loan maybe originated and Guaranteed only if the Participant fully complies with the Policies and the terms and conditions for Loans as set forth in the Act, the Regulations, and the Policies.

C. The Participant will, pursuant to the direction of LASFAC, repay or cause the repayment to the U.S. Department of Education of any monies or special allowance (as described in the Act) received by the Participant under the Act to which the Participant is not rightfully entitled. Pursuant to the Lender Site Review Guide, Participant will have an opportunity to rebut any LASFAC audit findings and is additionally entitled to an appeal to the U.S. Department of Education.

D. The Participant will permit the U.S. Secretary of Education, LASFAC or both to examine during normal business hours all Borrower and Loan records and files, upon reasonable notice and at reasonable intervals, for the purpose of verifying the accuracy of information provided by the Participant under the Act, the Regulations, and the Policies and in order to conduct an audit and compliance review as required under the Louisiana Guaranteed Student Loan Program.

E. If LASFAC determines that the Participant has violated the terms of this Agreement or the Louisiana Guaranteed Student Loan Program, LASFAC may take such action as is necessary to protect its interests. This action may include but not be limited to implementation of the Limitation, Suspension, or Termination procedures set out in the Regulations and the Policies.

ARTICLE III        REPRESENTATIONS, WARRANTIES AND COVENANTS BY THE PARTICIPANT

The Participant represents and warrants to, and covenants with LASFAC that:

A. The Participant is a duly authorized "eligible lender" under the Act in every state in which it is originating or acquiring Eligible Student Loans under the Act, as well as the state in which it is organized and incorporated, and has authorized the execution and delivery of this Agreement. In the case of a holder, servicer, or school, Participant is a duly authorized "eligible holder", "eligible servicer" or "eligible school" in every state in which it is doing business.

B. The Participant is and will continue to qualify at all times during the term of this Agreement as "eligible lender" under the Act.

                                        3

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C.   The Participant will, at all times, conform its actions, policies and procedures to the Act, this Agreement, all applicable Federal and state laws and regulations, and the Policies.

ARTICLE IV   REPRESENTATION, WARRANTIES AND COVENANTS BY LASFAC

LASFAC represents and warrants to, and covenants with the Participant that:

A. LASFAC has all requisite power, authority, licenses, and consents to enter into and to perform the terms of this Agreement.

B. LASFAC will, at all times, perform the terms of this Agreement and administer its guaranty program in accordance with the Act, the Regulations, all other applicable Federal and state laws and regulations, and the Policies.

ARTICLE V    TERMINATION

Except with respect to Eligible Student Loans which have been Guaranteed by LASFAC and continue to be outstanding under this Agreement, this Agreement may be terminated by either party with or without cause upon not less than ninety
(90) calendar days written notice to the other party. Such termination will not affect any Notes that are outstanding or duties or rights arising prior to the effective date of the termination.

ARTICLE VI   LIMITATION OF LIABILITY AND INDEMNIFICATION

A. If the Participant violates or fails to comply with any applicable law, governmental regulations, or the Policies in respect of an Eligible Student Loan or participation in the Louisiana Guaranteed Student Loan Program, then the Participant agrees to assume liability for, and does hereby indemnify, protect, and keep harmless LASFAC, its successors and assigns, from and against, any loss, liability, or expense, including reasonable attorney fees, which arises out of or relates to the acts or omissions of Participant or its agents in performing the terms of this Agreement, regardless of whether LASFAC purchased an Eligible Student Loan from the Participant.

B. The liability of LASFAC under this agreement shall be limited to payment of the Guarantee under this Agreement and this shall constitute its sole liability under this agreement. LASFAC shall not be liable for any indirect, incidental or consequential damages (including but not limited to lost profits, lost revenue, or failure to realize expected savings) regardless of the form of the action and whether such damages are foreseeable.

ARTICLE VII  MISCELLANEOUS

A. Amendment. This Agreement may only be varied by an instrument in writing executed by both parties.

B. Waiver of Rights. No failure by any party to exercise, or any delay in exercising, and no course of dealing with respect to any right of such party or any obligation of any other party under this Agreement will operate as a waiver thereof, unless, and only to the extent, agreed to in writing by all parties hereto. Any single or partial exercise by any party of its rights shall not

                                        4

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preclude such party from any other or further exercise of such right or the exercise of any other right Any single or partial waiver by any party of any obligation of any other party under this Agreement will constitute a waiver of such obligation only as specified in such waiver and will not constitute a waiver of any other obligation.

C. Cumulative Remedies. Except as otherwise provided in this Agreement, no remedy by the terms of this Agreement conferred upon or reserved to a party is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity or by statute on or after the date of this Agreement including, without limitation, the right to such equitable relief by way of injunction, mandatory or prohibitory, to prevent the breach or threatened breach of any of the provisions of this Agreement or to enforce the performance hereof.

D. Resolution of Disputes. In the event of any dispute or disagreement between the parties hereto, either with respect to the interpretation of any provision of this Agreement or with respect to performance hereunder, each of the parties will appoint a designated officer or agent to meet for the purpose of endeavoring to resolve such dispute or to negotiate for a modification to such provision. Formal proceedings for judicial resolution may be commenced if required to preserve a claim under the applicable statute of limitations.

E. Severability. Any provision of this Agreement which is held to be prohibited, unenforceable, or not authorized by any court of competent jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability, or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability, or legality of such provision in any other jurisdiction.

F. Governing Law; Venue Where Permitted by Louisiana Law; Entire Agreement. Except to the extent that this Agreement may be governed by Federal law, this Agreement is governed by, interpreted, construed and enforced in accordance with the laws of the State of Louisiana, without reference to its principles of conflict of laws. The parties consent to the jurisdiction of a court of competent jurisdiction located within the State of Louisiana.

This agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, written or oral, not incorporated herein, with respect to the subject matter of the Agreement. All prior writings, correspondence, memoranda, agreements, representations, statements, warranties, covenants, negotiations, and undertakings, express or implied, of any kind or character whatsoever with respect to the subject matter of this Agreement are superseded hereby.

G. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed to have been given if sent by first class mail, overnight carrier, facsimile, or personal delivery, addressed (i) if to LOSFA to the attention of Legal Counsel, at Post Office Box 91202, Baton Rouge, LA 70821-9202 (ii) if to the Lender, at the address indicated in this Agreement, or
(iii) at such other address as the party to be notified has designated upon reasonable notice. Notices made pursuant to this paragraph by facsimile, overnight carrier, or personal delivery will be deemed to be effective upon receipt. Notices made pursuant to this paragraph by first class

                                        5

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mail will be deemed to be effective no later than the fifth business day following the mailing of such notice.

H. No Recourse. No recourse under or upon this Agreement or any claim based thereon or in respect thereof shall be had against any incorporator, member, officer, employee, or trustee, as such, past, present, or future, of a party or of any successor organizations, whether directly or through a party or any successor organizations. This Agreement is solely an institutional obligation and no personal liability against the state, any incorporator, member, officer, employee, or trustee, past, present, or future of the parties shall attach through a party or any successor corporations, because of this Agreement.

I. Execution. This Agreement will not be binding on either party until it has been executed and delivered by both parties. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together constitute one and the same instrument.

J. Interpretation/Construction. In this Agreement unless the context otherwise requires:

1. Any headings preceding the texts of the several articles and sections of this Agreement, and any table of contents or marginal notes appending to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

2. In the event of any inconsistency between the terms and conditions of any schedule attached hereto and the provisions of this Agreement, this Agreement will prevail.

The parties agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the party drafting the agreement shall not be employed in the interpretation of this Agreement.

K. Authority. The parties represent that the undersigned are duly authorized representatives of the parties.

L. Independent parties. The parties agree that no legal relationship of any kind exists as a result of this Agreement, other than the covenants expressly contained herein. This Agreement shall not constitute, create, give effect to or otherwise imply a joint venture, partnership or business organization of any kind. The parties to this Agreement are independent parties and the personnel of one party shall not be deemed the personnel of the other. Each party shall be solely responsible for payment of all compensation owed to its personnel, including payment of any taxes related to employment and workers' compensation insurance. Nothing in this Agreement shall grant to either party any right to make commitments of any kind or to create obligation for or on behalf of the other without the prior written consent of the other party, except to the extend stated herein.

M. Force Majeure. If a party is delayed from completing performance of any or all of its obligations under this Agreement by an act of God or any other occurrence beyond its reasonable control, then performance shall be excused for as long as it is reasonably necessary to complete performance.

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IN WITNESS WHEREOF, Louisiana Student Financial Assistance Commission and the
Participant have each caused this Agreement to be executed by their respective authorized officers and to take effect on the date first above written.

STUDENT LOAN FINANCE CORPORATION            LOUISIANA STUDENT FINANCIAL
  AND SUBSIDIARIES (US BANK TRUSTEE)         ASSISTANCE COMMISSION
(Participant)


/s/ Tom Steele                              /s/ Jack L. Guinn
---------------------------------------     ------------------------------------
Authorized Signature                        Jack L. Guinn, Executive Director

TOM STEELE CORPORATE TRUST OFFICER
---------------------------------------
Printed Name and Title                      February 19, 2002
                                            ------------------------------------
                                            Date

PO BOX 5308  141 N MAIN AVE
---------------------------------------
Address

SIOUX FALLS SD 57117-5308
---------------------------------------
City, State, Zip

         833405
---------------------------------------
Federal Identification/ED Lender Code

                                        7

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                           CONSOLIDATION LOAN PROGRAM
                 CERTIFICATE OF COMPREHENSIVE GUARANTEE COVERAGE

THIS CERTIFICATE is entered into as of the 30th day of January, 2002, by and between Louisiana Student Financial Assistance Commission and Student Loan Finance Corporation & Subsidiaries (US Bank Trustee) ("Lender") for certain Consolidation Loans made pursuant to Part B of Title IV of the Higher Education Act of 1965 (20 U.S.C. (S) 1071 et seq.) as amended and in effect from time to time. This certificate shall apply to loans made on or after the date of its execution by Lender and LASFAC. LASFAC and the Lender agree and certify as follows:

1. As used herein, the following words will have the meanings respectively indicated:

"Agreement" means the Agreement to Guarantee Consolidation Loans between LASFAC and the Lender, and any amendments thereto.

"Certificate" means this Certificate of Comprehensive Guarantee Coverage issued by LASFAC to the Lender in accordance with the Act.

2. In this Certificate, unless the context or this Certificate otherwise requires, all definitions and other provisions of the Agreement are controlling. This Certificate is hereby incorporated in to the Agreement and made a part thereof.

3. If the Lender complies with the requirements of the Act, the Policies, the Agreement, and this Certificate, LASFAC will make its Guarantee available to the Lender to partially insure the Lender against loss of principal and interest on Consolidation Loans originated by the Lender with respect to which Lender requests such guarantee. Insurance will be at the maximum provided for under the Act. The aggregate amount of such Guarantee shall at no time exceed $50,000,000.00; provided, however, that upon receipt of a written request of the Lender, LASFAC may increase the aggregate amount of such Guarantee.

4. The issuance by LASFAC of Guarantees for Consolidation Loans originated by the Lender under the Consolidation Loan Program is made in reliance on the representations of the Lender contained in this Certificate and the Agreement. The continuance of Guarantees issued by LASFAC for Consolidation Loans is conditioned upon continued compliance by each and every holder of such Consolidation Loan with applicable laws and regulations, and the Policies. The delegation of one or more functions to a servicing agency or another party does not relieve the Lender of its responsibilities in administering Consolidation Loans.

5. No Consolidation Loan originated by the Lender will be covered by LASFACs Guarantee unless and until the Lender has determined, in accordance with reasonable and prudent business practice, with respect to each Eligible Student Loan being consolidated (i) that each such Eligible Student Loan is a legal, valid, and binding obligation; (ii) that each such Eligible Student Loan was originated and serviced in compliance with applicable laws and regulations; and
(iii) with respect to all Eligible Student Loans made, insured, or guaranteed under the Act, that the insurance or guarantee on each such Eligible Student Loan is in full force and effect. LASFAC acknowledges that Lender will rely on statements signed by the holders of loans to be consolidated (lender verification certificates) in determining that those loans are legal, valid and binding obligations that were made and serviced in compliance with applicable laws and

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regulations and, for loans made under Title IV Part B, that the insurance is in full force and effect. Lender need not physically obtain the underlying promissory notes with respect to the loans selected for consolidation. Lender hereby certifies that loans selected for consolidation that Lender owns are legal, valid, and binding obligations that were made in compliance with all applicable laws and regulations and that the insurance on such loans is in full force and effect.

6. The Lender will at all times be subject to the reporting requirements identified in the Policies and the Limitation, Suspension, and Termination procedures set out in the Policies (provided, however, that any such Limitation, Suspension, or Termination shall not affect the Guarantee of any Consolidation Loan originated by the Lender prior to the initiation of such Limitation, Suspension, or Termination).

7. All claims on Consolidation Loans Guaranteed pursuant to this Certificate or the Policies shall be processed or performed by LASFAC or its agents.

8. The Lender may offer to the Eligible Borrower and establish such alternative repayment terms on a Consolidation Loan as will promote the objectives of the Consolidation Loan Program; provided, however, that such alternative repayment terms are in accordance with the Act, the Policies, and the Agreement.

9. This Certificate shall be in effect, subject to the Act, the Agreement, and the Policies, from the date first above written until expiration of the authority in the Act to make or Guarantee Consolidation Loans. Termination of the Agreement terminates this Certificate.

10. Except with respect to Consolidation Loans that have been guaranteed by LASFAC and continue to be outstanding under this Certificate, this Certificate may be terminated by either party with or without cause upon not less than ninety (90) calendar days prior express written notice to the other party. Such termination will not affect any Notes which are outstanding or duties undertaken prior to the effective date of the termination.

IN WITNESS WHEREOF, Louisiana Student Financial Assistance Commission and the Lender have each caused this Certificate of Comprehensive Guarantee Coverage to be executed by their respective authorized officers and to take effect on the date first above written.

STUDENT LOAN FINANCE CORPORATION            LOUISIANA STUDENT FINANCIAL
 AND SUBSIDIARIES (US BANK TRUSTEE)          ASSISTANCE COMMISSION
(Lender)

/s/ Tom Steele                              /s/ Jack L. Guinn
-------------------------------------       ------------------------------------
Authorized Signature                        Jack L. Guinn, Executive Director

TOM STEELE CORPORATE TRUST OFFICER
-------------------------------------
Printed Name and Title

PO BOX 5308  141 N MAIN AVE
-------------------------------------
Address

                                        9

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SIOUX FALLS SD 57117-5308
-----------------------------------------
City, State, Zip

         833405
-----------------------------------------
Federal Identification/ED Lender Code

                                       10

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                           CONSOLIDATION LOAN PROGRAM
                    AGREEMENT TO GUARANTEE CONSOLIDATED LOANS

THIS AGREEMENT is entered into as of the 30th day of January, 2002, by and between Louisiana Student Financial Assistance Commission ("LASFAC") and Student Loan Finance Corporation & Subsidiaries (US Bank Trustee) ("Lender"). This agreement shall apply to loans made on or after the date of its execution by Lender and LASFAC.

                                   WITNESSETH

WHEREAS, LASFAC has entered into a reinsurance agreement with the U.S. Secretary of Education pursuant to Section 428C of Title IV, Part B of the Higher Education Act of 1965; as amended (the "Act"); and

WHEREAS, LASFAC maintains facilities for the provision of guarantee services with respect to approved loans made to Eligible Borrowers for the consolidation of their obligation with respect to Eligible Student Loans; and

WHEREAS, LASFAC is desirous of making its consolidation loan guarantee program available to the Lender, subject to the terms and conditions set forth herein; and

WHEREAS, the Lender is desirous of using its facilities in order to arrange for the lending and borrowing of money for the purpose of enabling Eligible Borrowers to consolidate their obligations with respect to Eligible Student Loans through the Consolidation Loan Program of LASFAC in the manner described in this Agreement; and

WHEREAS, the Lender has full power and authority to contract for the performance of such guarantee services, qualifies as an "eligible lender" under the Act for the making of Consolidation Loans and is prepared to engage in the transactions contemplated by this Agreement;

NOW, THEREFORE, in consideration of the initial Consolidation Loan which the Lender makes hereunder, and in further consideration of the foregoing premises and the mutual covenants contained in this Agreement, and of other good and valuable consideration, the receipt of which is hereby acknowledged, LASFAC and the Lender agree as follows:

ARTICLE I   DEFINITIONS

As used herein, the following words will have the meanings respectively indicated:

"Act" means Part B of Title IV of the Higher Education Act of 1965 (20 U.S.C. 1071 et. seq.) as amended and in effect from time to time, or any successor enactment thereto, and the effective regulations promulgated thereunder and any binding directive issued by the U.S. Department of Education.

"Agreement" means this Agreement to Guarantee Consolidation Loans between LASFAC and the Lender and any amendments thereto.

                                       11

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"Borrower" means an Eligible Borrower who is the maker of a Note and who obtains a Consolidation Loan from the Lender in accordance with the Act, the Certificate, and this Agreement.

"Certificate" means the instrument of comprehensive insurance coverage issued by LASFAC in accordance with Section 428C of the Act and executed by the Lender.

"Consolidation Loan" means a disbursement of money, contingent upon an agreement to repay, made by the Lender pursuant to the Act, the Policies, and this Agreement.

"Consolidation Loan Program" means the procedures and policies for implementing and maintaining each Consolidation Loan guaranteed under the provisions of the Act, applicable law and regulations, the Policies, and as otherwise agreed to by and between the Lender and LASFAC in accordance with this Agreement.

"Default" means with respect to any Note, the occurrence of any-event which shall constitute a default under the terms of the Act.

"Eligible Borrower" means an "eligible borrower" of a Consolidation Loan as described in the Act and the Policies.

"Eligible Student Loan" means an education loan eligible for consolidation as described in the Act, the Policies, and this Agreement.

"Federal Reinsurance" means the risk assumed by the Federal government as set forth in the Act.

"Guarantee" means a commitment by LASFAC to pay the Lender a percentage of the unpaid principal balance plus accrued unpaid interest of a Consolidation Loan, in the maximum amount as provided by the Act and the Policies, upon submission by the Lender of a valid claim and supporting documentation in accordance with the Act, the Consolidation Loan Program, the Certificate, and the Policies.

"Limitation" means an action taken by LASFAC which restricts the Lender's participation in the Consolidation Loan Program.

"Note" means a promissory note of a Borrower for a Consolidation Loan set forth upon the appropriate form approved by LASFAC or the U. S. Department of Education which note meets the criteria set forth in the Policies and the Act.

"Policies" means the policies adopted by LASFAC describing the administration of the Consolidation Loan Program, including any subsequently issued official written notices.

"Suspension" means the temporary ineligibility of the Lender from participation in the Consolidation Loan Program.

"Termination" means the removal of the Lender from participation in the Consolidation Loan Program.

ARTICLE II  PROGRAM ADMINISTRATION

A. By this Agreement LASFAC and the Lender agree to participate in the Loan Consolidation Program as follows:

1. The Lender agrees to make Consolidation Loans or cause Consolidation Loans to be made only to Eligible Borrowers pursuant to the terms of the Consolidation Loan Program;

2. LASFAC agrees to provide for the Guarantee of Consolidation Loans which have been processed in accordance with the terms of the Consolidation Loan Program; and

B. A Consolidation Loan may be originated and Guaranteed only if the Lender fully complies with the Policies and the terms and conditions for Consolidation Loans as set forth in the Act, the Policies, and this Agreement.

C. The Lender agrees that, with respect to all Consolidation Loans made or acquired under the Consolidation Loan program of LASFAC and all Notes held or acquired by the Lender from time to time:

1. It will exercise or cause to be exercised reasonable care and diligence in the making, servicing and collection thereof, as prescribed in this Agreement, the Certificate, and the Policies;

2. It will originate a Consolidation Loan to an Eligible Borrower (on request of that Borrower) only if the Eligible Borrower certifies that he or she has no other application pending for a Consolidation Loan and (i) LASFAC has guaranteed at least one underlying active loan of the Eligible Borrower, or it holds at least one HEAL Loan for inclusion in a Combined Payment Plan under Section 485A of the Act, or (ii) the Eligible Borrower certifies that he or she has been unable to obtain a consolidation loan (or unable to obtain a consolidation loan with income sensitive repayment terms satisfactory to him/her provided that Lender will not assign any Consolidation Loans where the borrower requested income sensitive repayment terms on his/her application if none of the borrower's underlying loans were held by Lender) from the holders of the outstanding loans of that borrower which are so selected for consolidation; and
(iii) either the borrower is a Louisiana resident or attending a Louisiana school, or at least one loan to be consolidated is guaranteed by LASFAC.

In the event one of the underlying loans is a defaulted loan, the Lender will insure the borrower has made satisfactory repayment arrangements with the loan bolder before applying for the consolidation loan. For purposes of this section, "satisfactory repayment arrangements" are at least three consecutive, on-time, voluntary payments which at least satisfy the interest accruing on each defaulted loan and do not result in negative amortization.

LASFAC will not guarantee a consolidation loan made jointly to a married couple.

3.    It will make use of the Note and such other forms approved by LASFAC.

                                       13

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4.    It will cause each Consolidation Loan originated by it to bear interest on the unpaid principal balance of such loan at an annual rate that is less than or equal to the rate specified by the Act;

5. It will cause each Consolidation Loan originated by it to be subject to repayment in accordance with the terms of the Certificate and the Act;

6. It will cause each Consolidation Loan originated by it to be made in an amount which is made in a principal amount which is equal to the sum of the unpaid principal, accrued unpaid interest, collection charges, and late charges of all Eligible Student Loans received by the Borrower and selected for consolidation, and which is not less than the minimum amount required for the eligibility of the Borrower under the Act;

7. It will cause the proceeds of each Consolidation Loan originated by the Lender to be paid by the Lender to the holder or holders of the Eligible Student Loans received by the Borrower and selected for consolidation in order to discharge the liability of the Borrower on such Eligible Student Loans;

8. It will offer a choice of repayment schedules, established by the Lender in accordance with the Act, to the Borrower;

9. It will comply with all Federal and State laws and regulations, and the Policies, applicable thereto; and

10. It will provide promptly to LASFAC such information and reports as may from time to time be reasonably requested by LASFAC.

11. It will submit information via tape exchange in the format required by USA Group Guarantee Services in order to assure compatibility. If the format is to be changed, LASFAC will notify Lender of the scheduled implementation date. If Lender fails to comply with the new tape exchange format by the implementation date, LASFAC will decline to guarantee any new loans until Lender demonstrates it is capable of compliance with the new tape exchange format.

D. The Lender will, pursuant to the direction of LASFAC, repay or cause the repayment to the U.S. Department of Education of any special allowance (as described in the Act) received by the Lender under the Act to which the Lender is not rightfully entitled.

E. By this Agreement, LASFAC and the Lender agree that upon the filing of a claim by the Lender, such claim shall be processed in the following manner:

1. In the event of a Default, the Lender will follow (or cause to be followed) the procedure set forth in the Policies and the Act. LASFAC does not Guarantee payment by the Borrower of any delinquency charges imposed for late payments on the consolidation loan and will not pay the Lender any such delinquency charges. Upon receipt by LASFAC from the Lender (or servicer) of a request for claim reimbursement form together with the Note (assigned to LASFAC) and evidence satisfactory to LASFAC that the Consolidation Loan evidenced by such Note was originated and serviced, and collection efforts were made, in accordance with applicable laws, regulations and with the Policies, LASFAC will pay to the Lender the

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percentage of the amount of the unpaid balance of principal and interest due on such Note under the terms of the Act and the Policies (other than any portion of such interest payable by the U.S. Department of Education under the Act) provided the Lender has complied in all material respects with the requirements of the Consolidation Loan Program, the Certificate, this Agreement, and the Policies. LASFAC will succeed to all the rights of the Lender under such Note.

2. Upon the filing of a valid claim, other than a Default claim, as defined in the Act and the Policies, LASFAC will pay to the Lender the percentage of the amount of the unpaid balance of principal and interest due on such Note under the terms of the Act and the Policies (other than any portion of such interest payable by the U.S. Department of Education under the Act) provided the Lender has complied in all material respects with the requirements of the Consolidation Loan Program, the Certificate, this Agreement, and the Policies.

F. LASFAC reserves the right, upon ninety (90) days written notice, to impose a fee on new loans that are first guaranteed after the expiration of such (ninety) 90 days to cover the costs of LASFACs increased or extended liability with respect to Consolidation Loans to be guaranteed pursuant to this Agreement and the Guarantee Certificate. Fees will be due thirty (30) days after final disbursement of the consolidation loan to which each such fee applies.

G. Nothing contained in this Agreement will obligate the Lender to certify, cause to certify or acquire any particular Consolidation Loan or number of Consolidation Loans under the Consolidation Loan Program.

H. The Lender will permit the U.S. Secretary of Education, LASFAC or both to examine during normal business hours all Loan records and files, upon reasonable notice and at reasonable intervals, for the purpose of verifying the accuracy of information provided by the Lender under the Act and in order to conduct an audit and compliance review.

I. If LASFAC determines that the Lender has violated the terms of this Agreement or the Consolidation Loan Program, LASFAC may take such action as is necessary to protect its interests. This action may include but is not limited to implementation of the Limitation, Suspension, or Termination procedures set out in the Policies. (Subject to provisions of paragraph 6 of the Certificate.)

ARTICLE III  REPRESENTATIONS, WARRANTIES AND COVENANTS BY THE LENDER

The Lender represents and warrants to, and covenants with LASFAC that:

A. The Lender is a duly authorized "eligible lender" under the Act in every state in which it is originating consolidation Loans under the Act as well as the state in which it is organized and incorporated and has authorized the execution and delivery of this Agreement

B. The Lender is and will continue to qualify at all times during the term of this Agreement as an "eligible lender" under the Act.

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

C. The Lender will, at all times, conform its actions, policies and procedures to the Act, this Agreement, all applicable Federal and state laws and regulations, and the Policies.

ARTICLE IV  TERMINATION

Except with respect to Loans which have been guaranteed by LASFAC and continue to be outstanding under this Agreement, this Agreement may be terminated by either party with or without cause upon not less than ninety (90) calendar days written notice to the other party. Such termination will not affect any Notes that are outstanding or duties arising prior to the effective date of the termination.

ARTICLE V   LIMITATION OF LIABILITY AND INDEMNIFICATION

A. If the Lender violates or fails to comply with any applicable law or governmental regulations in respect of a Loan or participation in the Consolidation Loan Program, then the Lender agrees to assume liability for, and does hereby indemnify, protect, and keep harmless LASFAC, its successors and assigns, from and against, any and all liabilities, losses, and claims, imposed on, incurred by, or asserted against LASFAC relating to or arising out of such violation or failure by the Lender to comply, regardless of whether LASFAC purchased such Consolidation Loan from the Lender.

B. The liability of LASFAC under this Agreement shall be limited to payment of the Guarantee under Paragraph F of Article II of this Agreement and this shall constitute its sole liability under this Agreement. LASFAC shall not be liable for any indirect, incidental or consequential damages (including but not limited to lost profits, lost revenue, or failure to realize expected savings) regardless of the form of the action and whether such damages are foreseeable.

ARTICLE VI  MISCELLANEOUS

A. Assignment/Subcontract. This Agreement will inure to the benefit of and be binding upon the parties and their respective successors and assigns; provided, however, that Lender shall not assign any rights or obligations under the Agreement in whole or in part without the prior express written consent of LASFAC, which consent will not be unreasonably withheld. This provision shall not prohibit Lender from selling guaranteed loans to another Eligible Lender.

B. Amendment Except as otherwise provided in this Agreement, this Agreement may not be varied by oral agreement, but only by an instrument in writing executed by both parties

C. Waiver of Rights. No failure by any party to exercise, or any delay in exercising, and no course of dealing with respect to any right of such party or any obligation of any other party under this Agreement will operate as a waiver thereof, unless, and only to the extent, agreed to in writing by all parties hereto. Any single or partial exercise by any party of its rights shall not preclude such party from any other or further exercise of such right or the exercise of any other right. Any single or partial waiver by any party of any obligation of any other party under this Agreement will constitute a waiver of such obligation only as specified in such waiver and will not constitute a waiver of any other obligation.

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

D. Cumulative Remedies. Except as otherwise provided in this Agreement, no remedy by the terms of this Agreement conferred upon or reserved to a party is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity or by statute on or after the date of this Agreement including, without limitation, the right to such equitable relief by way of injunction, mandatory or prohibitory, to prevent the breach or threatened breach of any of the provisions of this Agreement or to enforce the performance hereof.

E. Resolution of Disputes. In the event of any dispute or disagreement between the parties hereto, either with respect to the interpretation of any provision of this Agreement or with respect to performance hereunder, each of the parties will appoint a designated officer or agent to meet for the purpose of endeavoring to resolve such dispute or to negotiate for a modification to such provision. No formal proceedings for the judicial resolution of such dispute may be commenced until the designated officers or agents have reasonably discussed the provision or performance in question and a party has concluded in good faith that amicable resolution through continued negotiation of the matter at issue does not appear likely. Notwithstanding the above, formal proceedings for judicial resolution may be commenced if required to preserve a claim under the applicable statute of limitations.

F. Severability. Any provision of this Agreement which is held to be prohibited, unenforceable, or not authorized by any court of competent jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability, or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability, or legality of such provision in any other jurisdiction.

G. Governing Law; Venue; Entire Agreement. Except to the extent that this Agreement may be governed by Federal law, this Agreement is governed by, interpreted, construed and enforced in accordance with the laws of the State of Louisiana, without reference to its principles of conflict of laws. A lawsuit under this Agreement shall only be brought in a court of competent jurisdiction located within the State of Louisiana.

This agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, written or oral, not incorporated herein, with respect to the subject matter of the Agreement (except that prior loan consolidation guarantee agreements and/or certificates will remain in full force and effect with respect to loans guaranteed under such agreements and/or certificates). All prior writings, correspondence, memoranda, agreements, representations, statements, warranties, covenants, negotiations, and undertakings, express or implied, of any kind or character whatsoever with respect to the subject matter of this Agreement are superseded hereby.

H. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed to have been given if sent by first class mail, overnight carrier, facsimile, or personal delivery, addressed (i) if to LOSFA to the attention of Legal Counsel, at Post Office Box 91202, Baton Rouge, LA 70821-9202 (ii) if to the Lender, at the address indicated in this Agreement, or
(iii) at such other address as the party to be notified has designated upon reasonable notice. Notices made pursuant to this paragraph by facsimile, overnight carrier, or personal delivery will be deemed to be effective upon receipt. Notices made pursuant to this paragraph by first class

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

mail will be deemed to be effective no later than the fifth business day following the mailing so such notice.

I. No Recourse. No recourse under or upon this Agreement or any claim based thereon or in respect thereof shall be had against any incorporater, member, officer, employee, or trustee, as such, past, present, or future, of a party or of any successor organizations, wither directly or through a party or any successor organizations. This Agreement is solely an institutional obligation and no personal liability against the state, any incorporater, member, officer, employee, or trustee, past, present, or future of the parties shall attach through a party or any successor corporations, because of this Agreement.

J. Execution. This Agreement will not be binding on either party until it has been executed and delivered by both parties. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together constitute one and the same instrument.

K. Interpretation/Construction. In this Agreement unless the context otherwise requires:

1. Any headings preceding the texts of the several articles and sections of this Agreement, and any table of contents or marginal notes appending to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

2. In the event of any inconsistency between the terms and conditions of any schedule attached hereto and the provisions of this Agreement, this Agreement will prevail.

The parties agree that each party and its counsel reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules, exhibits, or addendums thereto.

L. Authority. The parties represent that the undersigned are duly authorized representatives of the parties.

M. Independent parties. The parties agree that no legal relationship of any kind exists as a result of this Agreement, other than the covenants expressly contained herein. This Agreement shall not constitute, create, give effect to or otherwise imply a joint venture, partnership or business organization of any kind. The parties to this Agreement are independent parties and the personnel of one party shall not be deemed the personnel of the other. Each party shall be solely responsible for payment of all compensation owed to its personnel, including payment of any taxes related to employment and workers' compensation insurance. Nothing in this Agreement shall grant to either party any right to make commitments of any kind or to create obligation for or on behalf of the other without the prior written consent of the other party, except to the extend stated herein.

N. Force Majeure. If a party is delayed from completing performance of any or all of its obligations under this Agreement by an act of God or any other occurrence beyond its reasonable control, then performance shall be excused for as long as it is reasonably necessary to complete performance.

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

O. Loan Transfer. LASFAC agrees that it will, at the direction of Lender, take the necessary action to effect the transfer to another Guarantor of the insurance of any and all consolidation loans held by Lender, in the event that
(i) such loans were transferred to LASFAC in error because they do not meet the criteria set forth in the guarantee parameters as evidenced by a review of the lender verification certificate, or (ii) LASFAC shall become insolvent as evidenced by an application for or consent to the appointment of a receiver, custodian, trustee, interim trustee or liquidator for itself or all or a substantial part of its assets.

All administrative and procedural matters, including claims processing, related to loans issued under this Agreement will be directed to:

Ms. Pat Storey
LASFAC Loan Operations Division Director
P. O. Box 91202
Baton Rouge, LA 70821-9202

IN WITNESS WHEREOF, Louisiana Student Financial Assistance Commission and the Lender have each caused this Agreement to Guarantee Consolidation Loans to be executed by their respective authorized officers and to take effect on the date first above written.

STUDENT LOAN FINANCE CORPORATION         LOUISIANA STUDENT FINANCIAL
  AND SUBSIDIARIES (US BANK TRUSTEE)      ASSISTANCE COMMISSION
(Lender)

/s/ Tom Steele                           /s/ Jack L. Guinn
--------------------------------------   ---------------------------------------
Authorized Signature                     Jack L. Guinn, Executive Director

TOM STEELE CORPORATE TRUST OFFICER
--------------------------------------
Printed Name and Title

PO BOX 5308 141 N MAIN AVE
--------------------------------------
Address

SIOUX FALLS SD 57117-5308
--------------------------------------
City, State, Zip

         833405
--------------------------------------
Federal Identification/ED Lender Code

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